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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 5, 2013

AROTECH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23336	95-4302784
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1229 Oak Valley Drive, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(800) 281-0356

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873 (01/12)

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Item 8.01                      Other Events.

On December 5, 2013, while it was permissible under the applicable securities laws for executive officers of Arotech Corporation (the “Company”) to purchase and sell securities of the Company, the following executive officers entered into binding trading plans (the “Plans”):

Name	Title	Maximum number of shares of common stock that may be sold under the Plan	Time period during which sales may occur under the Plan
Robert S. Ehrlich	Chairman and CEO	204,000	01/02/2014 to 12/31/2015
Steven Esses	President	72,000	01/02/2014 to 12/31/2015
Thomas J. Paup	Senior Vice President – Finance and CFO	30,000	01/02/2014 to 12/31/2014

Under Rule 10b5-1 directors, officers and other employees who are not in possession of material, non-public information may adopt a pre-arranged plan or contract for the sale of company securities under specified conditions and at specified times. Rule 10b5-1 plans permit insiders to sell a specified portion of their holdings at a specified time or over a specified period of time pursuant to a plan established at a time when the insider is not in possession of material non-public information. A Rule 10b5-1 plan offers an opportunity for an insider to provide for future transactions to occur without concern about unforeseen future events that may be considered material non-public information. A Rule 10b5-1 plan may, for example, allow an insider to diversify his or her investment portfolio by selling Company shares from time to time over a pre-established period of time, without regard for future developments relating to the Company. By spreading the sales out over an extended period of time, the insider may minimize the effect of the sales on the market for the Company’s stock.

Pursuant to the Plans, certain shares of the Company’s common stock held by such individuals will be sold on a periodic basis without further direction from the individual in accordance with the terms and conditions set forth in the applicable Plan, which generally include minimum sale price thresholds. Each of the Plans is designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and the Company’s insider trading policy. Transactions made pursuant to the Plans will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission. Except as may be required by law, the Company does not undertake to report on specific Rule 10b5-1 plans of the Company’s officers or directors, nor to report modifications or terminations of such plans.

..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AROTECH CORPORATION
(Registrant)
/s/ Robert S. Ehrlich
Name: Robert S. Ehrlich
Title: Chairman and CEO
Dated:           December 31, 2013